UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, 18th Floor, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Michael E. Cahill, Esq. Secretary 865 South Figueroa Street, 18th Floor Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	September 30, 2012

Item 1.	Schedule of Investments. – The Schedule of Investments are filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (13.7% of Net Assets)

$1,070,028	Aircastle Pass-Through Trust, (07-1A-G1), (144A), 0.487%, due 06/14/37(1)(2)	$963,026
625,000	Avalon IV Capital, Ltd., (12-1A-C), (144A), 4.387%, due 04/17/23(1)(2)	625,511
200,000	Avalon IV Capital, Ltd., (12-1A-SUB), (144A), 0%, due 04/17/23(2)(3)	213,500
250,000	Axis Equipment Finance Receivables LLC, (12-1I-D), 5.5%, due 11/20/15	218,124
275,000	Axis Equipment Finance Receivables LLC, (12-1I-E1), 6.25%, due 04/20/16	230,174
425,000	Axis Equipment Finance Receivables LLC, (12-1I-E2), 7%, due 03/20/17	323,848
995,547	Babcock & Brown Air Funding, Ltd., (07-1A-G1), (144A), 0.541%, due 11/14/33(1)(2)	821,326
641,248	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.586%, due 01/25/35(1)(2)	553,332
445,558	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.526%, due 08/25/35(1)(2)	317,407
2,292,202	Bayview Commercial Asset Trust, (05-4A-A1), (144A), 0.516%, due 01/25/36(1)(2)	1,706,826
1,409,955	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.446%, due 12/25/36(1)(2)	1,064,083
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.666%, due 04/25/36(1)(2)	709,474
1,160,341	Bayview Commercial Asset Trust, (07-2A-A1), (144A), 0.486%, due 07/25/37(1)(2)	693,666
826,451	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.456%, due 07/25/37(1)(2)	588,516
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.626%, due 02/25/35(1)(4)	2,174,847
1,510,706	CIT Education Loan Trust, (07-1-A), (144A), 0.459%, due 03/25/42(1)(2)	1,378,174
314,167	Cronos Containers Program, Ltd., (12-1A-A), (144A), 4.21%, due 05/18/27(2)	314,945
400,000	Cronos Containers Program, Ltd., (12-2A-A), (144A), 3.81%, due 09/18/27(2)	405,707
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.301%, due 10/25/35(1)(2)	647,992
1,029,156	GE Business Loan Trust, (03-2A-A), (144A), 0.59%, due 11/15/31(1)(2)	958,092
374,239	GE Business Loan Trust, (03-2A-B), (144A), 1.22%, due 11/15/31(1)(2)	299,390
642,455	GE Business Loan Trust, (04-1-A), (144A), 0.51%, due 05/15/32(1)(2)	597,323
584,050	GE Business Loan Trust, (04-1-B), (144A), 0.92%, due 05/15/32(1)(2)	470,934
622,210	GE Business Loan Trust, (04-2A-A), (144A), 0.44%, due 12/15/32(1)(2)	579,564
1,013,728	GE Business Loan Trust, (05-1A-A3), (144A), 0.47%, due 06/15/33(1)(2)	874,032
656,967	GE Business Loan Trust, (05-1A-C), (144A), 0.92%, due 06/15/33(1)(2)	486,075
934,037	GE Business Loan Trust, (05-2A-A), (144A), 0.46%, due 11/15/33(1)(2)	822,051
635,664	GE Business Loan Trust, (05-2A-B), (144A), 0.72%, due 11/15/33(1)(2)	512,587
158,333	GE SeaCo Finance SRL, (04-1A-A), (144A), 0.52%, due 04/17/19(1)(2)	155,719
870,833	GE SeaCo Finance SRL, (05-1A-A), (144A), 0.47%, due 11/17/20(1)(2)	844,586
772,782	Genesis Funding, Ltd., (06-1A-G1), (144A), 0.459%, due 12/19/32(1)(2)	674,484
519,645	Goal Capital Funding Trust, (06-1-B), 0.876%, due 08/25/42(1)	441,726
1,200,000	Highland Loan Funding V, Ltd., (1A-A2A), (144A), 1.124%, due 08/01/14(1)(2)	1,155,107
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.348%, due 10/25/41(1)(4)	2,145,946
600,000	OFSI Fund, Ltd., (06-1A-D), (144A), 2.128%, due 09/20/19(1)(2)	456,618
1,529,402	Peachtree Finance Co. LLC, (144A), (Class A Notes), 4.71%, due 04/15/48(2)	1,590,578
1,100,000	PMC Aviation LLC, (12-1I-A), 18%, due 04/15/15	1,110,989
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.319%, due 03/28/46(1)(2)	968,984
675,000	SNDPT, (12-1A-C), (144A), 3.71%, due 10/20/23(2)	643,950
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 0%, due 07/01/42(1)(2)(3)	1,155,000
700,000	Symphony CLO, Ltd., (12-9A-C), (144A), 3.705%, due 04/16/22(1)(2)	686,277
501,667	TAL Advantage LLC, (06-1A-NOTE), (144A), 0.375%, due 04/20/21(1)(2)	491,436
525,417	TAL Advantage LLC, (10-2A-A), (144A), 4.3%, due 10/20/25(2)	530,851
208,333	TAL Advantage LLC, (11-1A-A), (144A), 4.6%, due 01/20/26(2)	222,899
400,000	Textainer Marine Containers, Ltd., (05-1A-A), (144A), 0.47%, due 05/15/20(1)(2)	394,501

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)

$765,625	Textainer Marine Containers, Ltd., (11-1A-A), (144A), 4.7%, due 06/15/26(2)	$805,898
675,079	Trinity Rail Leasing LP, (06-1A-A1), (144A), 5.9%, due 05/14/36(2)	751,337
437,143	TRIP Rail Holdings LLC, (11-1-SNR), (144A), 8%, due 07/06/14 (Cost $437,143, Acquired 07/06/11)(2)(5)(6)	437,138
572,917	Triton Container Finance LLC, (06-1A-NOTE), (144A), 0.39%, due 11/26/21(1)(2)	557,272
309,635	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.36%, due 02/26/19(1)(2)	305,270
700,000	U.S. Education Loan Trust IV LLC, (06-1A-4), (144A), 0.54%, due 03/01/41(1)(2)(7)	580,999
560,000	Wind River CLO, Ltd., (04-1A-B1), (144A), 1.48%, due 12/19/16(1)(2)	508,865

	Total Asset-Backed Securities (Cost: $36,060,026)	37,166,956

	Collateralized Mortgage Obligations (65.7%)

	Commercial Mortgage-Backed Securities (0.8%)
1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 07/12/44(1)(2)	2,171,567

	Residential Mortgage-Backed Securities—Agency (8.1%)
537,901	Federal Home Loan Mortgage Corp., (1673-SD), 15.641%, due 02/15/24(I/F) (PAC)(1)(4)	740,263
1,161,485	Federal Home Loan Mortgage Corp., (1760-ZD), 1.24%, due 02/15/24(1)(4)	1,179,045
306,363	Federal Home Loan Mortgage Corp., (2990-JK), 21.121%, due 03/15/35(I/F)(1)(4)	360,755
9,560,050	Federal Home Loan Mortgage Corp., (3122-SG), 5.409%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(1)(4)	1,650,188
4,153,896	Federal Home Loan Mortgage Corp., (3239-SI), 6.429%, due 11/15/36(I/O) (PAC)(1)(4)	639,311
4,881,839	Federal Home Loan Mortgage Corp., (3323-SA), 5.889%, due 05/15/37(I/O) (I/F)(1)(4)	620,849
2,360,878	Federal Home Loan Mortgage Corp., (3459-JS), 6.029%, due 06/15/38(I/O) (I/F)(1)(4)	309,917
7,454,815	Federal Home Loan Mortgage Corp., (4030-HS), 6.389%, due 04/15/42(I/O)(1)(4)	1,269,066
12,040,364	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(1)(4)	383,787
2,432,391	Federal National Mortgage Association, (07-42-SE), 5.893%, due 05/25/37(I/O) (I/F)(1)(4)	276,243
11,425,845	Federal National Mortgage Association, (07-48-SD), 5.883%, due 05/25/37(I/O) (I/F)(1)(4)	1,986,575
2,433,608	Federal National Mortgage Association, (09-69-CS), 6.533%, due 09/25/39(I/O) (I/F)(1)(4)	412,097
4,057,536	Federal National Mortgage Association, (10-112-PI), 6%, due 10/25/40(I/O)(4)	569,037
3,503,064	Federal National Mortgage Association, (10-99-NI), 6%, due 09/25/40(I/O)(4)	444,105
3,857,052	Government National Mortgage Association, (05-45-DK), 21.117%, due 06/16/35(I/F)(1)(4)	5,992,355
10,996,899	Government National Mortgage Association, (06-35-SA), 6.381%, due 07/20/36(I/O) (I/F)(1)(4)	1,698,816
19,413,026	Government National Mortgage Association, (06-61-SA), 4.531%, due 11/20/36(I/O) (I/F) (TAC)(1)(4)	2,003,230
11,051,146	Government National Mortgage Association, (08-58-TS), 6.181%, due 05/20/38(I/O) (I/F) (TAC)(1)(4)	1,620,050

	Total Residential Mortgage-Backed Securities—Agency	22,155,689

	Residential Mortgage-Backed Securities—Non-Agency (56.8%)
2,500,000	ACE Securities Corp., (06-ASP3-A2C), 0.366%, due 06/25/36(1)	1,449,594
2,266,041	ACE Securities Corp., (07-ASP1-A2C), 0.476%, due 03/25/37(1)	1,176,481
4,820,495	Adjustable Rate Mortgage Trust, (05-11-2A3), 3.016%, due 02/25/36(1)(8)	2,588,687
2,227,506	Adjustable Rate Mortgage Trust, (05-4-6A22), 3.053%, due 08/25/35(1)	1,220,697
1,326,094	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.314%, due 03/25/36(1)(8)	894,069
2,776,833	American Home Mortgage Assets, (05-2-2A1A), 3.134%, due 01/25/36(1)(8)	1,664,300
2,200,000	Asset-Backed Funding Certificates, (05-HE2-M2), 0.716%, due 06/25/35(1)	2,077,644
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.486%, due 03/25/36(1)	1,496,610
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.356%, due 12/25/36(1)	1,647,366
1,558,103	BCAP LLC Trust, (10-RR11-3A2), (144A), 3.021%, due 06/27/36(1)(2)	1,503,289
1,505,750	BCAP LLC Trust, (11-RR3-1A5), (144A), 3.094%, due 05/27/37(1)(2)	1,472,554

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)

	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,991,484	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37(1)(2)	$1,898,261
964,622	BCAP LLC Trust, (11-RR4-1A3), (144A), 3.103%, due 03/26/36(1)(2)	923,465
1,262,275	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.852%, due 03/26/37(1)(2)	1,171,391
769,163	BCAP LLC Trust, (11-RR5-2A3), (144A), 3.049%, due 06/26/37(1)(2)	764,227
2,134,159	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.531%, due 06/25/47(1)(8)	1,786,232
1,213,200	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.446%, due 04/25/36(1)(8)	676,913
455,990	Centex Home Equity, (05-A-AF5), 5.28%, due 01/25/35(1)(4)	445,231
3,100,000	Centex Home Equity, (06-A-AV4), 0.466%, due 06/25/36(1)	2,447,064
3,471,543	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.919%, due 10/25/35(1)	2,654,600
2,901,889	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(8)	2,327,267
1,625,121	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(8)	1,327,780
687,692	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	729,674
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,119,882
2,355,635	Countrywide Alternative Loan Trust, (07-11T1-A21), 6%, due 05/25/37(8)	1,656,901
2,618,074	Countrywide Alternative Loan Trust, (07-19-1A4), 6%, due 08/25/37(8)	1,813,440
1,640,307	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.116%, due 10/25/47(1)	1,206,986
2,086,038	Countrywide Home Loans, (04-HYB4-B1), 2.715%, due 09/20/34(1)	161,098
101,176,658	Countrywide Home Loans, (06-14-X), 0.308%, due 09/25/36(I/O)(1)(4)(5)	1,140,210
3,069,006	Countrywide Home Loans, (06-HYB2-1A1), 2.995%, due 04/20/36(1)(8)	1,755,626
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.956%, due 06/25/34(1)(4)	642,760
2,531,147	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36(8)	1,727,989
1,775,015	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(8)	1,248,330
12,485,800	Credit Suisse Mortgage Capital Certificates, (06-9-7A2), 6.333%, due 11/25/36(I/O) (I/F)(1)(5)	3,458,985
1,301,414	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32(1)(4)	1,189,077
1,281,610	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 4.303%, due 01/25/36(1)	776,638
3,404,490	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 4.407%, due 12/25/36	2,085,921
4,942,466	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36(1)(8)	3,395,142
2,015,406	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.406%, due 02/25/37(1)	1,183,030
451,613	Downey Savings & Loan Association Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36(1)	334,204
2,500,000	First Franklin Mortgage Loan Asset Backed Certificates, (06-FF18-A2D), 0.426%, due 12/25/37(1)	1,318,256
1,168,103	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	1,272,036
1,065,313	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	1,176,332
2,500,000	Green Tree Financial Corp., (96-10-M1), 7.24%, due 11/15/28(1)	2,748,747
1,200,000	Green Tree Financial Corp., (96-7-M1), 7.7%, due 10/15/27(1)	1,308,596
936,572	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	1,026,388
388,268	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(1)	430,393
813,989	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(1)	880,352
921,457	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	930,395
787,962	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(1)	824,540
834,358	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(1)	897,073
935,000	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29(1)	994,689
533,328	Greenpoint Mortgage Funding Trust, (05-HE4-1A1), 0.436%, due 07/25/30(1)(4)	488,008
2,676,437	GSAA Home Equity Trust, (06-13-AF6), 6.039%, due 07/25/36(1)	1,854,111
301,837	GSAA Home Equity Trust, (06-19-A1), 0.306%, due 12/25/36(1)	158,618

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)

	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$2,850,000	GSAMP Trust, (07-FM2-A2B), 0.306%, due 01/25/37(1)	$1,101,193
1,430,727	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.396%, due 05/25/36(1)(8)	670,888
1,242,065	GSR Mortgage Loan Trust, (05-AR3-6A1), 3.004%, due 05/25/35(1)	1,087,099
2,259,477	GSR Mortgage Loan Trust, (06-1F-1A5), 29.334%, due 02/25/36(I/F) (TAC)(1)(5)	3,409,778
216,192	Household Home Equity Loan Trust, (05-2-M1), 0.678%, due 01/20/35(1)	205,271
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.506%, due 01/25/36(1)	894,553
5,370,692	Indymac Index Mortgage Loan Trust, (06-AR13-A4X), 4.316%, due 07/25/36(I/O)(1)(5)	247,699
2,051,125	Indymac Index Mortgage Loan Trust, (07-FLX2-A1C), 0.406%, due 04/25/37(1)	969,514
656,381	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(1)	657,326
1,367,935	JPMorgan Alternative Loan Trust, (06-A2-5A1), 5.445%, due 05/25/36(1)(8)	1,006,499
1,255,987	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37(8)	1,016,320
767,807	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(1)	854,325
1,742,724	Lehman XS Trust, (07-14H-A211), 0.73%, due 07/25/47(1)(3)(8)	905,480
1,300,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.116%, due 10/25/34(1)(4)	1,117,882
3,470,717	MASTR Adjustable Rate Mortgages Trust, (07-3-22A5), 0.556%, due 05/25/47(1)(8)	505,230
2,426,496	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(8)	1,816,274
1,931,089	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.346%, due 06/25/37(1)	1,464,271
2,450,000	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.396%, due 06/25/37(1)	1,175,075
3,402,873	Merrill Lynch First Franklin Mortgage Loan Trust, (07-5-2A2), 1.216%, due 10/25/37(1)	2,143,085
1,290,747	Merrill Lynch Mortgage Backed Securities Trust, (07-2-1A1), 2.547%, due 08/25/36(1)	1,061,952
706,851	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	729,064
706,851	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	719,376
348,970	Mid-State Trust, (6-A1), 7.34%, due 07/01/35(4)	363,140
547,403	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	556,681
1,550,727	Morgan Stanley Capital, Inc., (03-NC6-M1), 1.416%, due 06/25/33(1)(4)	1,367,440
345,442	Morgan Stanley Capital, Inc., (05-HE3-M2), 0.736%, due 07/25/35(1)	340,583
1,500,000	Morgan Stanley Capital, Inc., (05-HE3-M3), 0.746%, due 07/25/35(1)	1,300,909
2,327,010	Morgan Stanley Mortgage Loan Trust, (07-15AR-4A1), 4.868%, due 11/25/37(1)	1,644,349
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.466%, due 04/25/37(1)	1,665,059
1,280,000	New Century Home Equity Loan Trust, (05-3-M1), 0.696%, due 07/25/35(1)	1,255,186
3,335,620	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.556%, due 02/25/36(1)(8)	2,059,030
3,178,733	Novastar Home Equity Loan, (06-2-A2C), 0.366%, due 06/25/36(1)	1,681,406
569,650	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(1)	428,054
931,512	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(1)	774,029
788,658	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(1)	800,780
492,939	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	502,909
836,942	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	858,288
937,203	Origen Manufactured Housing, (04-A-M2), 6.64%, due 01/15/35(1)	1,043,141
789,224	Origen Manufactured Housing, (05-A-M1), 5.46%, due 06/15/36(1)	836,414
349,305	Origen Manufactured Housing, (06-A-A1), 0.37%, due 11/15/18(1)	346,122
1,018,037	Park Place Securities, Inc., (05-WCH1-M2), 0.736%, due 01/25/36(1)	997,958
1,810,000	Park Place Securities, Inc., (05-WCW1-M1), 0.666%, due 09/25/35(1)	1,615,646
1,140,023	Park Place Securities, Inc., (05-WHQ1-M2), 0.716%, due 03/25/35(1)(4)	1,066,364
1,128,428	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.776%, due 07/25/35(1)	1,169,807

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)

	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,628,258	Residential Accredit Loans, Inc., (06-Q07-2A1), 0.998%, due 09/25/46(1)	$894,301
1,579,200	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(8)	1,270,713
36,292,052	Residential Accredit Loans, Inc., (06-QS11-AV), 0.33%, due 08/25/36(I/O)(1)(5)	517,543
17,896,229	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.724%, due 06/25/36(I/O)(1)(5)	521,353
3,510,078	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(8)	2,678,957
39,520,818	Residential Accredit Loans, Inc., (07-QS2-AV), 0.316%, due 01/25/37(I/O)(1)(5)	529,816
40,270,751	Residential Accredit Loans, Inc., (07-QS3-AV), 0.317%, due 02/25/37(I/O)(1)(5)	537,292
1,009,026	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(8)	705,394
6,719,531	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)(5)	1,002,932
125,554,931	Residential Funding Mortgage Securities, (06-S9-AV), 0.302%, due 09/25/36(I/O)(1)(5)	1,209,973
538,334	Residential Funding Mortgage Securities II, Inc., (01-HI3-AI7), 7.56%, due 07/25/26(1)	545,309
2,903,892	Securitized Asset-Backed Receivables LLC Trust, (07-BR4-A2C), 0.506%, due 05/25/37(1)	1,427,025
4,563,378	Soundview Home Equity Loan Trust, (06-WF1-A3), 5.561%, due 10/25/36(1)	3,398,188
1,523,084	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 4.306%, due 10/25/35(1)(8)	917,580
1,219,448	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47(1)(8)	747,966
1,461,354	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.648%, due 08/25/47(1)	969,523
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.646%, due 11/25/35(1)	782,963
80,648	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 2.974%, due 01/25/38(1)(2)(8)	77,374
394,790	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29(1)	405,950
742,587	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27(1)(4)	781,188
521,753	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(1)	547,728
1,362,397	Vanderbilt Mortgage Finance, (00-C-ARM), 0.578%, due 10/07/30(1)	1,060,573
869,580	Vanderbilt Mortgage Finance, (01-A-M1), 7.74%, due 04/07/31(1)	898,338
507,840	Vanderbilt Mortgage Finance, (01-C-M1), 6.76%, due 01/07/32	517,589
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	940,869
3,622,380	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.366%, due 01/25/37(1)	1,675,064
1,653,375	Washington Mutual Mortgage Pass-Through Certificates, (06-AR9-2A), 0.987%, due 11/25/46(1)(8)	773,747
1,488,257	Wells Fargo Mortgage Backed Securities Trust, (06-2-1A4), 18.792%, due 03/25/36(I/F)(1)(5)	2,101,439
1,714,624	Wells Fargo Mortgage Backed Securities Trust, (06-AR10-5A1), 2.613%, due 07/25/36(1)(8)	1,471,512
1,705,629	Wells Fargo Mortgage Backed Securities Trust, (07-AR3-A4), 5.724%, due 04/25/37(1)(8)	1,530,665
1,914,375	Wells Fargo Mortgage Loan Trust, (10-RR4-1A2), (144A), 5.168%, due 12/27/46(1)(2)(8)	706,318

	Total Residential Mortgage-Backed Securities—Non-Agency	154,124,780

	Total Collateralized Mortgage Obligations (Cost: $156,051,903)	178,452,036

	Bank Loans (2.4%)

	Electric (1.2%)
1,106,537	Mach Gen, LLC Second Lien Term Loan, 22.6%, due 02/20/15(9)	707,262
3,500,000	TXU U.S. Holdings Co. Extended First Lien Term Loan, 11%, due 10/10/17(9)	2,419,921

	Total Electric	3,127,183

	Lodging (0.5%)
1,400,000	Caesars Entertainment Operating Co. First Lien Term Loan, 8%, due 01/28/18(9)	1,276,001

	Telecommunications (0.7%)
987,500	Intelsat Jackson Holdings, Ltd. Term Loan, 6.1%, due 04/02/18(9)	992,376

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Bank Loans (Continued)

	Telecommunications (Continued)
$987,500	Intelsat Jackson Holdings, Ltd. Term Loan, 6.1%, due 04/02/18(9)	$992,438

	Total Telecommunications	1,984,814

	Total Bank Loans (Cost: $6,405,978)	6,387,998

	Corporate Bonds (16.7%)

	Airlines (1.8%)
1,849,747	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	2,074,029
866,417	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	951,976
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.884%, due 05/15/18(EETC)(1)	880,000
841,899	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	900,832

	Total Airlines	4,806,837

	Banks (4.0%)
700,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14(2)	714,780
1,635,000	Bank of America Corp., 5.625%, due 07/01/20	1,867,381
1,000,000	Bank of America NA, 0.688%, due 06/15/17(1)	920,616
1,400,000	Chase Capital III, 0.968%, due 03/01/27(1)	1,080,263
400,000	Chase Capital VI, 1.069%, due 08/01/28(1)	307,392
2,000,000	Citigroup, Inc., 0.976%, due 08/25/36(1)	1,357,765
1,250,000	Goldman Sachs Group, Inc. (The), 5.35%, due 01/15/16	1,380,960
975,000	Lloyds TSB Bank PLC (United Kingdom), 4.875%, due 01/21/16	1,071,532
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(2)	751,820
1,500,000	Morgan Stanley, 0.905%, due 10/18/16(1)	1,409,836

	Total Banks	10,862,345

	Coal (0.2%)
675,000	Arch Coal, Inc., 7%, due 06/15/19	567,000

	Diversified Financial Services (1.8%)
475,000	Cantor Fitzgerald LP, (144A), 6.375%, due 06/26/15(2)	481,098
2,000,000	General Electric Capital Corp., 0.914%, due 08/15/36(1)(4)	1,482,084
1,400,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14(2)	1,512,000
1,000,000	JPMorgan Chase Capital XXIII, 1.434%, due 05/15/47(1)	700,000
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65(1)(2)	761,475

	Total Diversified Financial Services	4,936,657

	Electric (3.3%)
850,000	AES Corp., 7.75%, due 10/15/15	964,750
2,250,000	Dynegy Roseton/Danskammer Pass-Through Trust, Series B, 7.67%, due 11/08/16(EETC)(7)	1,361,250
650,000	Edison Mission Energy, 7%, due 05/15/17	339,625
798,530	Mirant Mid-Atlantic Pass-Through Certificates, Series B, 9.125%, due 06/30/17(EETC)	874,390
1,169,153	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	1,326,989
2,480,000	NRG Energy, Inc., 7.625%, due 01/15/18	2,697,000
1,200,000	PNM Resources, Inc., 9.25%, due 05/15/15	1,380,000

	Total Electric	8,944,004

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)

	Engineering & Construction (0.3%)
$700,000	BAA Funding, Ltd., (144A), 4.875%, due 07/15/23(2)	$744,938

	Gas (1.7%)
1,190,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	1,288,175
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(2)	1,563,750
2,066,000	Southern Union Co., 3.462%, due 11/01/66(1)	1,657,965

	Total Gas	4,509,890

	Healthcare-Services (0.2%)
540,000	CHS/Community Health Systems, Inc., 8%, due 11/15/19	594,000

	Iron & Steel (0.3%)
800,000	Vale SA, 5.625%, due 09/11/42	816,101

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,511,097

	REIT (2.0%)
1,000,000	HCP, Inc., 6%, due 01/30/17	1,152,036
500,000	HCP, Inc., 6.3%, due 09/15/16	573,325
1,000,000	Health Care REIT, Inc., 4.7%, due 09/15/17	1,104,913
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	777,024
700,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	799,485
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,020,538

	Total REIT	5,427,321

	Telecommunications (0.3%)
790,000	Nextel Communications, Inc., Series C, 5.95%, due 03/15/14	791,481

	Trucking & Leasing (0.3%)
856,000	AWAS Aviation Capital, Ltd., (144A), 7%, due 10/17/16(2)	911,640

	Total Corporate Bonds (Cost: $43,817,509)	45,423,311

	Municipal Bonds (0.8%)
1,200,000	Illinois State Build America Bonds, 6.63%, due 02/01/35	1,339,236
765,000	llinois State General Obligation Bonds, 5.1%, due 06/01/33	742,172

	Total Municipal Bonds (Cost: $1,991,442)	2,081,408

	Total Fixed Income Securities (Cost: $244,326,858) (99.3%)	269,511,709

	Convertible Securities
	Convertible Corporate Bonds (1.0%)

	Commercial Services (0.3%)
907,000	Euronet Worldwide, Inc., 3.5%, due 10/15/25	908,134

	Diversified Financial Services (0.1%)
256,000	Janus Capital Group, Inc., 3.25%, due 07/15/14	272,333

	Semiconductors (0.1%)
220,000	Xilinx, Inc., 3.125%, due 03/15/37	264,000

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

Principal Amount	Convertible Securities	Value
	Convertible Corporate Bonds (Continued)

	Telecommunications (0.5%)
$1,297,000	Ciena Corp., 0.25%, due 05/01/13	$1,287,028

	Total Convertible Corporate Bonds (Cost: $2,650,754)	2,731,495

Number of Shares	Convertible Preferred Stock (0.5%)

	Electric (0.3%)
16,500	AES Corp., $3.375	822,360

	Oil & Gas (0.2%)
8,200	Chesapeake Energy Corp., $5.00	656,000

	Total Convertible Preferred Stock (Cost: $1,473,300)	1,478,360

	Total Convertible Securities (Cost: $4,124,054) (1.5%)	4,209,855

Principal Amount	Short Term Investments
	Repurchase Agreement (Cost: $2,126,049) (0.8%)
$2,126,049	State Street Bank & Trust Company, 0.01%, due 10/01/12 (collateralized by $2,005,000 U.S. Treasury Note, 3.125%, due 11/15/41, valued at $2,172,891) (Total Amount to be Received Upon Repurchase $2,126,051)	2,126,049

	U.S. Treasury Security (Cost: $1,634,668) (0.6%)
1,635,000	U.S. Treasury Bill , 0.01%, due 12/13/12(10)	1,634,727

	Total Short-Term Investments (cost $3,760,717) (1.4%)	3,760,776

	TOTAL INVESTMENTS (Cost $252,211,629) (102.2%)	277,482,340
	LIABILITIES IN EXCESS OF OTHER ASSETS (-2.2%)	(5,993,834)

	NET ASSETS (100.0%)	$271,488,506

Futures Contracts(11)

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
BUY
87	S&P 500 Index Futures	12/20/12	$31,193,850	$229,235
3	S&P 500 E Mini Index Futures	12/21/12	215,130	1,577

			$31,408,980	$230,812

SELL
16	30-Year U.S. Treasury Bond Futures	12/19/12	$2,390,000	$15,264

Notes to Schedule of Investments:
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2012.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of these securities amounted to $52,219,499 or 19.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	As of September 30, 2012, security is not accruing interest.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2012 (UNAUDITED) (CONT’D)

(4)		All or a portion of this security is segregated to cover open futures contracts. (Note 1)
(5)		Illiquid security.
(6)		Restricted security (Note 3).
(7)		Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(8)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(9)		Rate stated is the effective yield.
(10)		Rate shown represents yield-to-maturity.
(11)		As of September 30, 2012, the Fund has sufficient assets to cover any commitments or collateral requirements of the relevant broker or exchange.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
REIT	-	Real Estate Investment Trust.
TAC	-	Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	September 30, 2012

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	56.8%
Asset-Backed Securities	13.7
Residential Mortgage-Backed Securities—Agency	8.1
Electric	4.8
Banks	4.0
REIT	2.0
Diversified Financial Services	1.9
Airlines	1.8
Gas	1.7
Telecommunications	1.5
Commercial Mortgage-Backed Securities	0.8
Municipal Bonds	0.8
Lodging	0.5
Real Estate	0.5
Commercial Services	0.3
Engineering & Construction	0.3
Iron & Steel	0.3
Trucking & Leasing	0.3
Coal	0.2
Healthcare-Services	0.2
Oil & Gas	0.2
Semiconductors	0.1
Short-Term Investments	1.4

Total	102.2%

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Notes to Schedule of Investments (Unaudited)

Note 1 – Security Valuation

Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, after which they are valued at amortized cost using their value of the 61st day prior to maturity. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. Swap agreements are valued at the last ask price if no sales are reported.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or mean prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under that accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities, mortgage-backed securities and collateralized mortgage obligations. The fair value of asset-backed securities, mortgage-backed securities and collateralized mortgage obligations is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, which are then in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Futures contracts. Futures contracts are generally valued at the settlement prices established at the close of business each day by the exchange on which they are traded. The value of each of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized as Level 1.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise the fair values are categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

U.S. government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$36,729,818	$437,138	$37,166,956

Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities	—	2,171,567	—	2,171,567
Residential Mortgage-Backed Securities—Agency	—	22,155,689	—	22,155,689
Residential Mortgage-Backed Securities—Non-Agency	—	139,447,760	14,677,020	154,124,780

Total Collateralized Mortgage Obligations	—	163,775,016	14,677,020	178,452,036

Bank Loans
Electric	—	3,127,183	—	3,127,183
Lodging	—	1,276,001	—	1,276,001
Telecommunications	—	1,984,814	—	1,984,814

Total Bank Loans	—	6,387,998	—	6,387,998

Corporate Bonds
Airlines	—	4,806,837	—	4,806,837
Banks	—	10,862,345	—	10,862,345
Coal	—	567,000	—	567,000
Diversified Financial Services	—	4,936,657	—	4,936,657
Electric	—	8,944,004	—	8,944,004
Engineering & Construction	—	744,938	—	744,938
Gas	—	4,509,890	—	4,509,890
Healthcare-Services	—	594,000	—	594,000
Iron & Steel	—	816,101	—	816,101
Real Estate	—	1,511,097	—	1,511,097
REIT	—	5,427,321	—	5,427,321
Telecommunications	—	791,481	—	791,481
Trucking & Leasing	—	911,640	—	911,640

Total Corporate Bonds	—	45,423,311	—	45,423,311

Municipal Bonds	—	2,081,408	—	2,081,408

Total Fixed Income Securities	—	254,397,551	15,114,158	269,511,709

Convertible Securities
Convertible Corporate Bonds
Commercial Services	—	908,134	—	908,134
Diversified Financial Services	—	272,333	—	272,333
Semiconductors	—	264,000	—	264,000
Telecommunications	—	1,287,028	—	1,287,028

Total Convertible Corporate Bonds	—	2,731,495	—	2,731,495

Convertible Preferred Stock
Electric	822,360	—	—	822,360
Oil & Gas	656,000	—	—	656,000

Total Convertible Preferred Stock	1,478,360	—	—	1,478,360

Total Convertible Securities	1,478,360	2,731,495	—	4,209,855

Total Short-Term Investments	1,634,727	2,126,049	—	3,760,776

Total Investments	3,113,087	259,255,095	15,114,158	277,482,340

Derivatives
Futures Contracts
Equity Risk	230,812	—	—	230,812
Interest Rate Risk	15,264	—	—	15,264

Total Derivatives	246,076	—	—	246,076

Total	$3,359,163	$259,255,095	$15,114,158	$277,728,416

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the nine months ended September 30, 2012.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of 12/31/2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers (out) of Level 3	Balance as of 9/30/2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/2012
Asset-Backed Securities	$437,144	$—	$—	$(6)	$—	$—	$—	$—	$437,138	$(6)
Residential Mortgage-Backed Securities—Non-Agency	15,734,843	—	2,092,454	(911,768)	2,129,388	(4,367,897)	—	—	14,677,020	(911,768)

Total	$16,171,987	$—	$2,092,454	$(911,774)	$2,129,388	$(4,367,897)	$—	$—	$15,114,158	$(911,774)

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2012, are as follows:

Description	Fair Value at 9/30/2012	Valuation Techniques	Unobservable Input	Range
Asset-Backed Securities	$437,138	Methods of Comparables/Consensus Pricing	Offered Quotes	$100.00
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities)	$9,165,803	Methods of Comparables/Consensus Pricing	Offered Quotes	$0.96 to $27.70
Residential Mortgage-Backed Securities - Non-Agency (Inverse Floater Securities)	$5,511,217	Methods of Comparables/Consensus Pricing	Offered Quotes	$141.20 to $150.91

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the nine months ended September 30, 2012, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Risk	Total
TCW Strategic Income Fund
Asset Derivatives
Futures Contracts	$230,812	$15,264	$246,076

Notional Amounts†
Futures Contracts	90	16	106

†	Amount represents notional amount or number of contracts outstanding at the end of the period.

Futures Contracts: The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2012 the Fund used futures contracts to gain exposure to the S&P Index. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. At September 30, 2012, there were no open Swaps agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount equal to or greater than the committed amount.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government obligations and by the other securities. Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank or designated subcustodians under tri-party repurchase agreements until maturity of the repurchased agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Note 2—Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At September 30, 2012, net unrealized appreciation on investments for federal income tax purposes was as follows:

Unrealized appreciation	$37,379,439
Unrealized (depreciation)	(12,324,644)

Net unrealized appreciation	$25,054,795

Cost of investments for federal income tax purposes	$252,427,545

Note 3—Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding Rule 144A issues) at September 30, 2012. However, one 144A security was considered restricted due to its illiquidity status at September 30, 2012. All other 144A securities are liquid and, therefore, are not considered restricted. Aggregate cost and fair value of that security held at September 30, 2012 was as follows:

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Total of Restricted Securities	$437,143	$437,138	0.16%

Note 4—Recently Issued Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

Note 5—Additional Information

On August 9, 2012, Société Générale (“SocGen”) has signed a definitive agreement to sell SocGen’s interest in The TCW Group, Inc. (“TCW”) to The Carlyle Group (“Carlyle”), a global alternative asset manager, and to the management of TCW. Equity for the transaction will come from two Carlyle investment funds, as well as from TCW’s management. As a result of the transaction, TCW management and employees will increase their ownership in the firm to approximately 40% on a fully diluted basis. The transaction is expected to close in the first quarter of 2013.

The Advisor which is a wholly-owned subsidiary of TCW, does not anticipate that TCW’s sale will result in any change in the personnel engaged in the management of the Funds or any change to the investment objective or policies of the Funds. The Advisor’s continued service to the Funds after the transaction has closed is subject to the approval of a new investment advisory agreement by the Fund’s Board of Directors and the shareholders of the Funds. Proxy materials were mailed to the shareholders on October 18, 2012.

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Charles W. Baldiswieler

Charles W. Baldiswieler President and Chief Executive Officer

Date	November 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles W. Baldiswieler

Charles W. Baldiswieler President and Chief Executive Officer

Date	November 15, 2012

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito Treasurer and Chief Financial Officer

Date	November 15, 2012